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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 7, 2005


                            IMPAX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-27354                              65-0403311
         ------------------------      ------------------------------------
         (Commission File Number)      (I.R.S. Employer Identification No.)


                     30831 Huntwood Ave., Hayward, CA 94544
                    (Address of Principal Executive Offices)

                                 (510) 476-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE

Impax Laboratories, Inc. (the "Company") announced on November 7, 2005 that it has entered into a ten-year Exclusive Supply and Distribution Agreement with DAVA Pharmaceuticals, Inc. ("DAVA") for the Company's 10mg, 20mg, 40mg and 80mg dosage strengths of Oxycodone Hydrochloride Extended Release Tablets. In exchange for payments of up to $60 million over the next 5 years and sharing of gross profits, DAVA will have exclusive sales and distribution rights in the United States and Puerto Rico. DAVA is providing financial guarantees to assure payment of a portion of the $60 million. The Company will be responsible for all manufacturing and regulatory aspects.

The Company's press release announcing that it has entered into this agreement is attached as Exhibit 99.1 to this current report on Form 8-K.

ITEM 8.01         OTHER EVENTS

Also on November 7, 2005, the Company submitted to the Office of the Chief Accountant of the Securities and Exchange Commission (OCA) additional information sought by the OCA in connection with the Company's request for guidance concerning the appropriate periods in which to recognize revenues from 2004 sales of products under the Company's strategic alliance agreement with a subsidiary of Teva Pharmaceutical Industries, Ltd. The Company believes this information will enable the OCA to provide the requested guidance, which should facilitate the Company's filing of its delayed 2004 annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. While the timing of this submission will cause the Company to miss the deadline for obtaining Nasdaq relisting on an expedited basis, the Company expects that quotations for its common stock will continue to appear in the Pink Sheets and that the relisting process will be initiated as soon as its filings have become current.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.       Description
-----------       -----------
99.1              Press Release






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMPAX LABORATORIES, INC.


Date:  November 8, 2005                    By:  /s/ Arthur A. Koch
                                                -------------------------------
                                                 Arthur A. Koch
                                                 Chief Financial Officer


































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